Short-term investments and Cash and Cash equivalents	6 Months Ended
Jun. 30, 2021
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Short-term investments and Cash and Cash equivalents
2.5.11 Short-term investments and Cash and Cash equivalents

	As at June 30,	As at December 31,
(€‘000)	2021	2020
Short-term investments	—	—
Cash at bank and on hand	12 017	17 234

Total Short-term investments and Cash and cash equivalents	12 017	17 234

The Group’s cash and cash equivalents amounted to €12.0 million at June 30, 2021 which accounts for a decrease of €5.2 million as compared to year-end
2020, as a result of cash used in the Group’s operations compensated by proceeds from capital raises during the period. See note 2.5.7.
Given the level of market interest rates for corporate deposits of short-term maturities, the Group has not invested in short-term deposits over the years 2021 and 2020.